EXHIBIT 10.55
MEMORANDUM OF AGREEMENT
The attached Amendment No. 3 to the Amended & Restated Brokerage Business Quota Share Reinsurance Agreement has been submitted for regulatory approval. The participating companies below have agreed to the attached Amendment No. 3 pending regulatory approval.

/s/ Francis M. Colalucci	9/18/2007

Tower Insurance Company of New York	Date

/s/ Francis M. Colalucci	9/18/2007

Tower National Insurance Company	Date

/s/ Michael C. Haines	9/18/2007

Preserver Insurance Company	Date

/s/ Michael C. Haines	9/18/2007

North East Insurance Company	Date

/s/ Michael C. Haines	9/18/2007

Mountain Valley Indemnity Company	Date

/s/ Joseph P. Beitz	9/9/2007

CastlePoint Reinsurance Company	Date

/s/ Roger A. Brown	9/19/2007

CastlePoint Insurance Company	Date

Amendment No.3
To
Amended and Restated
Brokerage Business Quota Share Reinsurance Agreement Effective April 1, 2006
(Hereinafter referred to as the “Original Agreement”)
Between
TOWER INSURANCE COMPANY OF NEW YORK
TOWER NATIONAL INSURANCE COMPANY
(Hereinafter referred to as the “Company”)
And
CASTLEPOINT REINSURANCE COMPANY LTD.
(Hereinafter referred to as the “Reinsurer”)
WHEREAS, the Reinsurer and the Company are parties to the Original Agreement.
NOW THEREFORE, the parties hereby agree to amend the Original Agreement as follows:
Effective April 10, 2007, the Preamble of the Original Agreement is hereby amended to read as follows:
Amended and Restated
Brokerage Business Quota Share Reinsurance Agreement Effective April 1, 2006
(Hereinafter referred to as the “Original Agreement”)
Between
TOWER INSURANCE COMPANY OF NEW YORK
TOWER NATIONAL INSURANCE COMPANY
PRESERVER INSURANCE COMPANY
NORTH EAST INSURANCE COMPANY
MOUNTAIN VALLEY INDEMNITY COMPANY
(Hereinafter referred to as the “Company”)
And
THE SUBSCRIBING REISURERS AS PER ATTACHED
INTEREST AND LIABILITIES AGREEMENTS
All other terms and conditions will remain unchanged.

INTEREST & LIABILITIES AGREEMENT
Attaching to and Forming Part of
Amended and Restated
Brokerage Business Quota Share Reinsurance Agreement Effective April 1, 2006
(Hereinafter referred to as the “Original Agreement”)
Between
TOWER INSURANCE COMPANY OF NEW YORK
TOWER NATIONAL INSURANCE COMPANY
PRESERVER INSURANCE COMPANY
NORTH EAST INSURANCE COMPANY
MOUNTAIN VALLEY INDEMNITY COMPANY
(Hereinafter referred to as the “Company”)
And
CASTLEPOINT INSURANCE COMPANY
(Hereinafter referred to as the “Subscribing Reinsurer”)
It is hereby mutually understood and agreed by and between the Company and the Subscribing Reinsurer that, as respects business written or renewed with effective dates on or after April 1, 2007, the Subscribing Reinsurer’s share in the interest and liabilities of the Reinsurers will be 9%.
The share of the Subscribing Reinsurer will be separate and apart from the shares of the other Reinsurers and will not be joint with those of the other Reinsurers, and the Subscribing Reinsurer will in no event participate in the interest and liabilities of other Reinsurers.
It is further mutually understood and agreed by and between the Company and the Subscribing Reinsurer that Addendum No. 3 attaches to and forms part of the captioned Agreement and prior amendments thereto, the terms of which are incorporated herein by reference.
This Agreement may be executed in two or more counterparts, each of which, when duly executed will be deemed an original, but all of which together will constitute one and the same instrument.

IN WITNESS WHEREOF, the Company and the Reinsurer have caused this Agreement to be executed by their duly authorized representatives.
In New York, New York, this                    day of                     , 2007 on behalf of the Company:
For participation effective April 1, 2007:
TOWER INSURANCE COMPANY OF NEW YORK

By:

Name:

Title:

TOWER NATIONAL INSURANCE COMPANY

By:

Name:

Title:

For participation effective April 10, 2007:
PRESERVER INSURANCE COMPANY

By:

Name:

Title:

MOUNTAIN VALLEY INDEMNITY COMPANY

By:

Name:

Title:

NORTH EAST INSURANCE COMPANY

By:

Name:

Title:

In                     ,                     , this                      day of                      , 2007 on behalf of the Reinsurer:
For participation effective April 1, 2007:
CASTLEPOINT INSURANCE COMPANY

By:

Name:

Title:

INTEREST & LIABILITIES AGREEMENT
Attaching to and Forming Part of
Amended and Restated
Brokerage Business Quota Share Reinsurance Agreement Effective April 1, 2006
(Hereinafter referred to as the “Original Agreement”)
Between
THE INSURANCE COMPANIES THAT ARE SIGNATORIES TO THIS AGREEMENT
(Hereinafter referred to as the “Company”)
And
CASTLEPOINT REINSURANCE COMPANY, LTD.
(Hereinafter referred to as the “Subscribing Reinsurer”)
It is hereby mutually understood and agreed by and between the Company and the Subscribing Reinsurer that, as respects business written or renewed with effective dates on or after April 1, 2007, the Subscribing Reinsurer’s share in the interest and liabilities of the Reinsurers will be 40%.
The share of the Subscribing Reinsurer will be separate and apart from the shares of the other Reinsurers and will not be joint with those of the other Reinsurers, and the Subscribing Reinsurer will in no event participate in the interest and liabilities of other Reinsurers.
It is further mutually understood and agreed by and between the Company and the Subscribing Reinsurer that Addendum No. 3 attaches to and forms part of the captioned Agreement and prior amendments thereto, the terms of which are incorporated herein by reference..
This Agreement may be executed in two or more counterparts, each of which, when duly executed will be deemed an original, but all of which together will constitute one and the same instrument.

IN WITNESS WHEREOF, the Company and the Reinsurer have caused this Agreement to be executed by their duly authorized representatives.
In New York, New York, this                      day of                     , 2007 on behalf of the Company:
For participation effective April 1, 2007:
TOWER INSURANCE COMPANY OF NEW YORK

By:

Name:

Title:

TOWER NATIONAL INSURANCE COMPANY

By:

Name:

Title:

For participation effective April 10, 2007:
PRESERVER INSURANCE COMPANY

By:

Name:

Title:

MOUNTAIN VALLEY INDEMNITY COMPANY

By:

Name:

Title:

NORTH EAST INSURANCE COMPANY

By:

Name:

Title:

     In                     ,                     , this                      day of                      , 2007 on behalf of the Reinsurer:
For participation effective April 1, 2007:
CASTLEPOINT REINSURANCE COMPANY, LTD.

By:

Name:

Title: